CUSIP No. 452327109                     13G                  Page 26 of 27 Pages

                                                                  Exhibit 99.1

                                    AGREEMENT

                  Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2002                   VENROCK ASSOCIATES


                                            By:      /s/ Anthony B. Evnin
                                                     ---------------------------
                                                        Anthony B. Evnin
                                                        General Partner

February 14, 2002                           VENROCK ASSOCIATES II, L.P.


                                            By:      /s/ Anthony B. Evnin
                                                     ---------------------------
                                                        Anthony B. Evnin
                                                        General Partner

February 14, 2002                           VENROCK ENTREPRENEURS FUND, L.P.
                                            By: Venrock Management LLC,
                                                its General Partner

                                            By:      /s/ Anthony B. Evnin
                                                     ---------------------------
                                                        Anthony B. Evnin
                                                        Member

February 14, 2002                           VENROCK MANAGEMENT LLC


                                            By:      /s/ Anthony B. Evnin
                                                     ---------------------------
                                                        Anthony B. Evnin
                                                        Member

February 14, 2002                   GENERAL PARTNERS / MEMBERS


                                                              *
                                            ------------------------------------
                                            Michael C. Brooks

                                                              *
                                            ------------------------------------
                                            Joseph E. Casey

                                                              *
                                            ------------------------------------
                                            Eric S. Copeland

                                                              *
                                            ------------------------------------
                                            Anthony B. Evnin

                                                              *
                                            ------------------------------------
                                            Thomas R. Frederick

                                            /s/ Terence J. Garnett
                                            ------------------------------------
                                            Terence J. Garnett

CUSIP No. 452327109                      13G                 Page 27 of 27 Pages

                                                              *
                                            ------------------------------------
                                            David R. Hathaway

                                                              *
                                            ------------------------------------
                                            Patrick F. Latterell

                                            /s/ Bryan E. Roberts
                                            ------------------------------------
                                            Bryan E. Roberts

                                                              *
                                            ------------------------------------
                                            Ray A. Rothrock

                                                              *
                                            ------------------------------------
                                            Kimberley A. Rummelsburg

                                                              *
                                            ------------------------------------
                                            Anthony Sun

                                                              *
                                           ------------------------------------
                                            Michael F. Tyrrell

*  By: /s/ Anthony B. Evnin
       -----------------------------
          Anthony B. Evnin
          Attorney-in-Fact